UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                  July 16, 2003

                Date of Report (date of earliest event reported)

                               DIGITALTHINK, INC.

             (Exact name of Registrant as specified in its charter)

     DELAWARE                     000-28687                   94-3244366
  -----------------------------------------------------------------------------
  (State or other          (Commission File Number)        (I.R.S. Employer
  jurisdiction of                                           Identification
  incorporation)                                                 Number)

                               601 BRANNAN STREET
                         SAN FRANCISCO, CALIFORNIA 94107
                    (Address of principal executive offices)

                                 (415) 625-4000
              (Registrant's telephone number, including area code)

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Item 7. Financial Statements and Exhibits

         c) Exhibits

         99.1 Press release dated July 16, 2003, DigitalThink, Inc. Announces Financial Results for First Quarter of Fiscal 2004

Item 9.  Regulation FD Disclosure

On July 16, 2003, DigitalThink, Inc. issued a press release announcing first quarter financial results for the quarter ended June 30, 2003. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. In our earnings conference call, we disclose certain financial measures, such as Pro Forma Net Loss Per Share, that may be considered non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles. These measures should be considered in addition to, and not as a substitute, or superior to, operating income, cash flows, or other measures of financial performance prepared in accordance with generally accepted accounting principles. The non-GAAP measures to be discussed in our conference call have been reconciled to the nearest GAAP measure as is now required under new SEC rules regarding the use of non-GAAP financial measures. A quantitative reconciliation of non-GAAP financial measures to be discussed in our conference call can be found at www.digitalthink.com/company/investors/ir_sec_filings.html.

As used herein, "GAAP" refers to accounting principles generally accepted in the United States.

In accordance with SEC Release 33-8216, the information contained herein and in the accompanying exhibit is being furnished under Item 12, "Results of Operations and Financial Condition." The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:   July 16, 2003                 DIGITALTHINK, INC.


                                       /s/  MICHAEL W. POPE
                                       --------------------------
                                       Michael W. Pope
                                       President and Chief Executive Officer

                               DIGITALTHINK, INC.

                            EXHIBIT INDEX TO FORM 8-K
                               Dated July 16, 2003

Exhibits

99.1 Press release dated July 16, 2003, DigitalThink, Inc. Announces Financial Results for First Quarter of Fiscal 2004